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                 Consent of Independent Chartered Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-66178) of International Absorbents Inc. of our report dated March 18, 1998 appearing on page 19 of the Annual Report on Form 10-K for the year ended January 31, 1998.


                                               /S/ PRICE WATERHOUSE

April 25, 1998                                       Charted Accountants
                                                     Vancouver, Canada